SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                  April 9, 1998




                                  PROCEPT, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-21134                   04-2893483
(State or other jurisdiction      (Commission File             (IRS Employer
   of incorporation)                   Number)               Identification No.)




               840 Memorial Drive, Cambridge, Massachusetts 02139
             (Address of principal executive offices and zip code)


                                 (617) 491-1100
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
         ------------

     On April 9, 1998, pursuant to a Confidential Term Sheet and Subscription Agreements between Procept, Inc. ("Procept") and investors meeting certain qualifications, Procept conducted a final closing (the "Final Closing") of an aggregate of 98.025 units (the "Units"), each Unit consisting of 200,000 shares of Common Stock, $0.01 par value (the "Common Stock"), and warrants to purchase 200,000 shares of Common Stock at an exercise price of $0.50 per share, for $100,000 per Unit representing aggregate gross proceeds to Procept of $9,802,500 (including an aggregate of $175,000 representing settlement of past liabilities). As part of the Final Closing, The Aries Fund and the Aries Domestic Fund, L.P. exchanged an aggregate of 30,060 shares of Series A Convertible Preferred Stock, $0.01 par value per share, and warrants to purchase an aggregate of 3,283,132 shares of Procept Common Stock for an aggregate of
42.084 Units (i.e., 8,416,800 shares of Procept Common Stock and warrants to purchase 8,416,800 shares of Procept Common Stock at an exercise price of $0.50 per share).

     This Current Report on Form 8-K is being filed to provide pro forma financial information of Procept at February 28, 1998, adjusted to reflect (i) the above transaction and (ii) the merger of VacTex, Inc. ("VacTex") into a subsidiary of Aquila Biopharmaceuticals, Inc. ("Aquila") and the issuance of Aquila common stock and debentures in exchange for VacTex common stock, which occurred on April 13, 1998, in each case as if it had occurred as of February 28, 1998.

     Procept is in compliance with the criteria for continued listing in The Nasdaq SmallCap Market (other than the minimum bid price requirement, for which it has an exception) as set forth in the Nasdaq Marketplace Rules.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

        (c)  Exhibits.

        99.1 Pro forma balance sheet of Procept at February 28, 1998. Filed herewith.

        99.2 Press release dated April 14, 1998. Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 14, 1998                             PROCEPT, INC.


                                                  By:  /s/ John F. Dee
                                                       -------------------------
                                                       John F. Dee
                                                       President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
  No.            Description
-------          -----------

99.1            Pro forma balance sheet of Procept at February 28, 1998.
                Filed herewith.

99.2            Press release dated April 14, 1998. Filed herewith.